Exhibit 99.1

Loan Group 1

Mortgage Rates(1)

Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
5.000	1	$337,500.00	0.05%	337,500.00	360	658	74.62
5.125	1	355,999.42	0.05	355,999.42	359	732	80.00
5.375	2	1,325,036.39	0.19	662,518.20	357	734	73.28
5.500	8	5,805,398.17	0.82	725,674.77	359	775	79.63
5.625	8	4,931,392.00	0.70	616,424.00	348	759	81.58
5.750	19	10,913,876.00	1.55	574,414.53	359	732	75.21
5.875	25	12,360,041.02	1.76	494,401.64	358	749	75.39
5.990	1	442,780.00	0.06	442,780.00	360	729	90.00
5.999	1	433,908.68	0.06	433,908.68	234	686	80.00
6.000	35	18,221,458.00	2.59	520,613.09	355	747	74.85
6.125	61	34,567,843.13	4.91	566,685.95	348	747	71.77
6.250	120	68,186,622.69	9.69	568,221.86	353	750	73.87
6.375	136	83,128,041.01	11.81	611,235.60	351	750	71.14
6.500	154	104,181,998.22	14.80	676,506.48	353	747	69.51
6.625	84	53,410,135.39	7.59	635,834.95	350	753	67.78
6.750	134	85,023,835.33	12.08	634,506.23	352	749	71.24
6.857	1	899,985.00	0.13	899,985.00	360	725	75.00
6.875	127	78,448,380.80	11.15	617,703.79	352	738	71.34
7.000	58	32,403,770.54	4.60	558,685.70	354	738	76.06
7.125	36	22,513,136.36	3.20	625,364.90	360	740	75.46
7.250	28	14,128,811.59	2.01	504,600.41	355	734	74.49
7.375	24	13,903,683.69	1.98	579,320.15	350	737	71.45
7.500	34	21,693,499.15	3.08	638,044.09	360	730	74.92
7.625	10	4,616,559.73	0.66	461,655.97	360	748	77.24
7.750	13	7,202,083.00	1.02	554,006.38	360	717	76.81
7.875	11	4,127,338.10	0.59	375,212.55	355	703	77.79
8.000	3	1,639,100.00	0.23	546,366.67	360	690	81.60
8.046	1	110,236.21	0.02	110,236.21	356	663	85.00
8.071	1	133,529.97	0.02	133,529.97	355	796	95.00
8.125	3	1,924,513.02	0.27	641,504.34	356	710	73.84
8.250	7	3,300,615.70	0.47	471,516.53	356	730	78.95
8.375	3	1,032,000.00	0.15	344,000.00	360	673	73.76
8.500	4	500,245.60	0.07	125,061.40	359	731	91.71
8.750	5	1,778,692.79	0.25	355,738.56	353	687	86.82
8.875	4	1,301,628.06	0.18	325,407.02	360	716	70.16
9.076	1	163,463.34	0.02	163,463.34	355	725	95.00
9.250	3	1,274,600.00	0.18	424,866.67	360	665	85.27
9.375	1	105,000.00	0.01	105,000.00	360	640	70.00
9.500	5	1,593,808.19	0.23	318,761.64	360	684	80.89
9.675	1	135,658.78	0.02	135,658.78	355	730	95.00
9.750	1	515,000.00	0.07	515,000.00	360	663	54.21
9.875	5	1,552,637.28	0.22	310,527.46	360	716	80.97
10.250	6	2,743,137.00	0.39	457,189.50	359	724	71.82
10.750	1	65,200.00	0.01	65,200.00	360	717	80.00
11.000	1	446,250.00	0.06	446,250.00	360	667	85.00
Total	1,188	$703,878,429.35	100.00%
_________
(1)
The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of interest premium charge by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans in loan group 1 (net of such premiums) was approximately 6.677% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans in loan group 1 was approximately 6.688% per annum.

Current Mortgage Loan Principal Balances(1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0.01 – 50,000.00	7	$140,407.06	0.02%	20,058.15	8.424	350	724	68.87
50,000.01 – 100,000.00	62	4,432,404.80	0.63	71,490.40	6.992	353	702	76.08
100,000.01 – 150,000.00	44	5,364,626.32	0.76	121,923.33	7.186	352	718	75.51
150,000.01 – 200,000.00	30	5,292,808.29	0.75	176,426.94	7.010	353	701	74.80
200,000.01 – 250,000.00	25	5,543,148.84	0.79	221,725.95	7.013	358	708	72.38
250,000.01 – 300,000.00	20	5,511,864.16	0.78	275,593.21	7.218	354	715	73.27
300,000.01 – 350,000.00	8	2,546,567.00	0.36	318,320.88	6.477	360	683	71.32
350,000.01 – 400,000.00	15	5,641,215.42	0.80	376,081.03	6.896	360	732	82.36
400,000.01 – 450,000.00	59	25,744,623.62	3.66	436,349.55	6.899	353	726	78.08
450,000.01 – 500,000.00	133	63,552,642.06	9.03	477,839.41	6.680	348	742	77.50
500,000.01 – 550,000.00	128	67,487,361.55	9.59	527,245.01	6.609	356	741	73.57
550,000.01 – 600,000.00	139	80,253,906.39	11.40	577,366.23	6.657	349	748	72.66
600,000.01 – 650,000.00	135	84,769,384.69	12.04	627,921.37	6.733	355	741	73.61
650,000.01 – 700,000.00	54	36,616,282.26	5.20	678,079.30	6.598	358	755	69.03
700,000.01 – 750,000.00	66	47,950,787.24	6.81	726,527.08	6.631	343	757	75.04
750,000.01 – 1,000,000.00	194	170,404,317.25	24.21	878,372.77	6.661	352	747	70.87
1,000,000.01 – 1,500,000.00	56	69,133,028.27	9.82	1,234,518.36	6.697	360	748	68.59
1,500,000.01 – 2,000,000.00	11	18,923,054.13	2.69	1,720,277.65	6.576	360	746	58.64
2,000,000.01 and Above	2	4,570,000.00	0.65	2,285,000.00	6.559	360	732	55.77
Total	1,188	$703,878,429.35	100.00%
_____________
(1)	As of the cut-off date, the average current mortgage loan principal balance of the mortgage loans in loan group 1 was approximately $592,490.

FICO Credit Scores(1)(2)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
620 – 639	2	$227,603.58	0.03%	113,801.79	8.750	357	635	95.00
640 – 659	48	14,579,668.09	2.07	303,743.09	7.018	347	648	69.02
660 – 679	80	32,265,863.25	4.58	403,323.29	6.967	341	669	76.00
680 – 699	90	44,581,982.89	6.33	495,355.37	6.990	347	689	74.49
700 – 719	163	98,861,938.53	14.05	606,514.96	6.749	354	709	71.98
720 and Above	805	513,361,373.01	72.93	637,715.99	6.622	354	763	72.00
Total	1,188	$703,878,429.35	100.00%
__________
(1)	As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the mortgage loans in loan group 1 was approximately 744.
(2)
The FICO Credit Scores referenced in this table with respect to substantially all of the mortgage loans in loan group 1 were obtained from one or more credit reporting agencies in connection with the origination of such mortgage loan.

Documentation Programs

Type of Programs	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Full/Alternative	477	$279,453,425.23	39.70%	585,856.24	6.616	353	739	73.73
Reduced	157	80,450,309.03	11.43	512,422.35	7.078	349	719	67.55
Preferred	541	341,199,993.89	48.47	630,683.91	6.655	354	754	72.32
Streamlined	13	2,774,701.20	0.39	213,438.55	6.526	337	696	60.28
Total	1,188	$703,878,429.35	100.00%

Original Loan-to-Value Ratios(1)(2)

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 and Below	73	$43,562,658.00	6.19%	596,748.74	6.605	345	745	40.26
50.01 – 55.00	46	31,051,755.71	4.41	675,038.17	6.569	353	757	52.70
55.01 – 60.00	55	40,773,800.38	5.79	741,341.83	6.559	350	737	58.01
60.01 – 65.00	74	54,377,182.02	7.73	734,826.78	6.762	352	754	62.93
65.01 – 70.00	111	70,292,689.07	9.99	633,267.47	6.751	353	736	68.38
70.01 – 75.00	158	98,992,036.98	14.06	626,531.88	6.753	350	735	73.90
75.01 – 80.00	548	321,482,525.73	45.67	586,646.94	6.618	355	751	79.66
80.01 – 85.00	11	3,560,856.14	0.51	323,714.19	7.250	359	698	83.91
85.01 – 90.00	55	16,826,950.79	2.39	305,944.56	7.178	356	705	89.34
90.01 – 95.00	56	22,788,307.23	3.24	406,934.06	7.112	360	718	94.45
95.01 – 100.00	1	169,667.30	0.02	169,667.30	6.375	358	742	96.45
Total	1,188	$703,878,429.35	100.00%
________
(1)	As of the cut-off date, the weighted average original Loan-to-Value Ratio of the mortgage loans in loan group 1 was approximately 72.29%.
(2)
Does not take into account any secondary financing on the mortgage loans that may exist at the time of origination. See the definition of Loan-to-Value Ratio under the heading “The Mortgage Pool” in this prospectus supplement.

Original Combined Loan-to-Value Ratios(1)(2)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 and Below	69	$39,945,408.40	5.68%	578,918.96	6.603	346	743	39.59
50.01 – 55.00	41	28,208,816.49	4.01	688,019.91	6.585	352	757	52.44
55.01 – 60.00	51	36,960,239.60	5.25	724,710.58	6.570	349	738	57.87
60.01 – 65.00	63	45,576,091.80	6.47	723,430.03	6.763	351	748	62.75
65.01 – 70.00	104	64,517,690.07	9.17	620,362.40	6.722	352	741	67.62
70.01 – 75.00	139	85,487,228.93	12.15	615,016.04	6.756	351	736	73.13
75.01 – 80.00	366	223,844,832.92	31.80	611,597.90	6.669	353	750	78.82
80.01 – 85.00	38	22,744,547.44	3.23	598,540.72	6.660	360	738	76.84
85.01 – 90.00	170	90,408,153.19	12.84	531,812.67	6.732	357	741	80.14
90.01 – 95.00	114	56,035,407.72	7.96	491,538.66	6.684	357	737	85.68
95.01 – 100.00	33	10,150,012.79	1.44	307,576.15	6.679	349	745	75.78
Total	1,188	$703,878,429.35	100.00%
________
(1)	As of the cut-off date, the weighted average original Combined Loan-to-Value Ratio of the mortgage loans in loan group 1 was approximately 75.17%.
(2)
The original Combined Loan-to-Value Ratios presented in the foregoing table reflect only certain junior lien mortgage loans secured by the related Mortgaged Properties. See the definition of Combined Loan-to-Value Ratio under the heading “The Mortgage Pool” in this prospectus supplement.

Geographic Distribution of Mortgaged Properties(1)

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
California	460	$304,098,324.32	43.20%	661,083.31	6.514	356	749	71.95
Florida	61	37,071,302.22	5.27	607,726.27	6.822	342	735	67.46
New York	55	34,651,073.99	4.92	630,019.53	6.776	348	748	70.18
Texas	62	32,523,291.45	4.62	524,569.22	6.996	357	738	76.33
Washington	46	28,691,364.10	4.08	623,725.31	6.837	349	744	71.17
New Jersey	40	23,409,690.70	3.33	585,242.27	6.930	343	736	73.48
Arizona	31	20,123,235.08	2.86	649,136.62	6.866	355	755	73.58
Maryland	32	18,976,029.95	2.70	593,000.94	6.689	354	734	71.87
Colorado	25	15,715,879.25	2.23	628,635.17	6.628	360	757	74.29
Virginia	27	14,919,342.24	2.12	552,568.23	6.628	351	752	75.87
Other (less than 2%)	349	173,698,896.05	24.68	497,704.57	6.820	351	736	72.99
Total	1,188	$703,878,429.35	100.00%
_________
(1)
The Other row in the preceding table includes 39 other states and the District of Columbia with under 2% concentrations individually. As of the cut-off date, no more than approximately 1.079% of the mortgage loans in loan group 1 were secured by mortgaged properties located in any one postal zip code area.

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Purchase	623	$379,944,891.57	53.98%	609,863.39	6.630	356	750	75.89
Refinance (Rate/Term)	316	202,739,054.51	28.80	641,579.29	6.756	352	740	70.44
Refinance (Cash-Out)	249	121,194,483.27	17.22	486,724.83	6.754	345	732	64.07
Total	1,188	$703,878,429.35	100.00%

Types of Mortgaged Properties

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Low-rise Condominium	87	$45,198,371.34	6.42%	519,521.51	6.596	349	752	75.42
High-rise Condominium	27	18,084,866.63	2.57	669,809.88	6.805	347	736	70.75
Single Family Residence	619	368,048,642.25	52.29	594,585.85	6.719	352	743	70.70
2-4 Family Residence	39	14,225,726.23	2.02	364,762.21	7.379	360	725	76.58
Planned Unit Development	400	252,076,142.37	35.81	630,190.36	6.603	355	745	74.13
Condominium Hotel	13	4,212,680.53	0.60	324,052.35	7.226	359	762	69.64
Co-op	3	2,032,000.00	0.29	677,333.33	6.558	360	754	50.20
Total	1,188	$703,878,429.35	100.00%

Occupancy Types(1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Primary Residence	1,043	$640,432,353.40	90.99%	614,029.10	6.661	353	744	72.41
Investment Property	75	19,200,141.36	2.73	256,001.88	7.403	359	733	73.98
Secondary Residence	70	44,245,934.59	6.29	632,084.78	6.755	347	748	69.77
Total	1,188	$703,878,429.35	100.00%
_________
(1)	Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)

Remaining Term to Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)	Weighted Average Original Term to Maturity (Months)
360	941	$594,756,373.90	84.50%	632,047.16	6.676	746	72.53	360
359	103	41,222,323.19	5.86	400,216.73	6.762	738	71.56	360
358	17	7,965,410.68	1.13	468,553.57	6.757	731	69.30	360
357	11	3,624,751.60	0.51	329,522.87	6.786	732	82.50	360
356	13	3,870,065.76	0.55	297,697.37	6.410	707	77.95	360
355	15	5,209,136.49	0.74	347,275.77	7.407	715	75.94	360
354	3	1,158,539.81	0.16	386,179.94	7.434	746	73.75	360
352	2	955,301.44	0.14	477,650.72	6.855	768	79.18	360
351	1	55,509.68	0.01	55,509.68	6.250	747	80.00	360
350	3	1,763,652.79	0.25	587,884.26	6.892	757	78.66	354
349	1	485,496.88	0.07	485,496.88	7.125	769	75.38	360
348	2	1,523,636.62	0.22	761,818.31	8.111	713	79.41	349
347	1	138,527.54	0.02	138,527.54	7.250	763	79.10	360
346	2	1,149,169.05	0.16	574,584.53	8.113	741	63.43	347
345	1	224,514.02	0.03	224,514.02	8.125	651	86.54	348
344	1	85,998.70	0.01	85,998.70	7.125	678	80.00	360
305	1	179,073.25	0.03	179,073.25	7.875	660	80.00	360
300	1	89,100.00	0.01	89,100.00	6.125	755	90.00	300
297	1	107,538.89	0.02	107,538.89	6.125	737	80.00	300
240	23	12,496,041.00	1.78	543,306.13	6.355	752	66.70	240
239	18	10,007,990.74	1.42	555,999.49	6.632	744	66.78	240
238	6	3,683,217.90	0.52	613,869.65	6.750	759	65.98	240
237	8	4,953,361.81	0.70	619,170.23	6.953	742	72.49	240
236	5	3,928,789.28	0.56	785,757.86	6.495	704	57.46	240
235	4	2,358,142.12	0.34	589,535.53	6.238	674	70.46	240
234	1	433,908.68	0.06	433,908.68	5.999	686	80.00	240
233	1	572,398.94	0.08	572,398.94	6.875	676	73.08	240
228	1	876,713.08	0.12	876,713.08	6.250	674	80.00	240
1	1	3,745.51	0.00	3,745.51	6.500	809	47.62	240
Total	1,188	$703,878,429.35	100.00%
_________
(1)	As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 1 was approximately 353 months.

Interest-Only Periods at Origination

Interest-Only Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	933	$541,603,123.65	76.95%	580,496.38	6.685	351	744	72.01
120	255	162,275,305.70	23.05	636,373.75	6.696	360	745	73.20
Total	1,188	$703,878,429.35	100.00%

Prepayment Charge Periods at Origination

Prepayment Charge Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	1,160	$686,016,581.40	97.46%	591,393.60	6.683	353	745	72.28
18	1	224,514.02	0.03	224,514.02	8.125	345	651	86.54
24	1	229,057.93	0.03	229,057.93	8.250	357	677	90.00
60	26	17,408,276.00	2.47	669,549.08	6.821	360	722	72.23
Total	1,188	$703,878,429.35	100.00%

Loan Group 2

Mortgage Rates(1)

Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
5.875	4	$2,662,286.74	3.29%	665,571.69	178	741	71.88
5.999	1	433,062.83	0.53	433,062.83	177	794	80.00
6.000	4	3,998,527.57	4.94	999,631.89	177	713	56.25
6.125	9	7,567,380.89	9.34	840,820.10	179	759	57.95
6.250	29	24,956,062.79	30.81	860,553.89	172	762	64.42
6.375	12	8,329,024.20	10.28	694,085.35	179	738	65.96
6.500	17	14,411,664.49	17.79	847,744.97	177	760	68.14
6.625	8	7,469,537.51	9.22	933,692.19	178	762	61.32
6.750	6	5,395,206.75	6.66	899,201.13	172	749	69.05
6.875	6	4,261,075.81	5.26	710,179.30	178	742	67.67
7.000	1	498,422.53	0.62	498,422.53	179	813	58.91
7.375	1	524,765.69	0.65	524,765.69	178	754	80.00
8.250	1	481,771.89	0.59	481,771.89	177	666	90.00
Total	99	$80,988,789.69	100.00%
_________
(1)	As of the cut-off date, the weighted average mortgage rate of the mortgage loans in loan group 2 was approximately 6.394% per annum.

Current Mortgage Loan Principal Balances(1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50,000.01 – 100,000.00	1	$65,281.89	0.08%	65,281.89	6.375	179	690	89.73
200,000.01 – 250,000.00	1	246,290.22	0.30	246,290.22	6.000	178	756	62.00
400,000.01 – 450,000.00	1	433,062.83	0.53	433,062.83	5.999	177	794	80.00
450,000.01 – 500,000.00	14	6,795,144.37	8.39	485,367.46	6.559	173	729	69.25
500,000.01 – 550,000.00	8	4,213,368.60	5.20	526,671.08	6.517	178	726	58.06
550,000.01 – 600,000.00	9	5,346,986.60	6.60	594,109.62	6.306	178	774	54.79
600,000.01 – 650,000.00	9	5,573,929.31	6.88	619,325.48	6.446	172	757	74.07
650,000.01 – 700,000.00	8	5,450,826.32	6.73	681,353.29	6.374	179	745	69.87
700,000.01 – 750,000.00	5	3,600,212.70	4.45	720,042.54	6.376	179	766	79.78
750,000.01 – 1,000,000.00	23	20,759,673.88	25.63	902,594.52	6.367	176	758	69.44
1,000,000.01 – 1,500,000.00	16	20,819,160.97	25.71	1,301,197.56	6.430	175	754	59.96
1,500,000.01 – 2,000,000.00	3	5,515,339.10	6.81	1,838,446.37	6.336	176	789	54.11
2,000,000.01 and Above	1	2,169,512.90	2.68	2,169,512.90	6.000	176	693	59.46
Total	99	$80,988,789.69	100.00%
_____________
(1)	As of the cut-off date, the average current mortgage loan principal balance of the mortgage loans in loan group 2 was approximately $818,069.

FICO Credit Scores(1)(2)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
640 – 659	2	$1,136,861.84	1.40%	568,430.92	6.573	179	654	62.93
660 – 679	3	1,498,040.52	1.85	499,346.84	6.937	177	665	72.95
680 – 699	5	5,254,501.11	6.49	1,050,900.22	6.318	177	692	54.35
700 – 719	14	11,122,724.24	13.73	794,480.30	6.369	173	709	63.26
720 and Above	75	61,976,661.98	76.52	826,355.49	6.389	176	771	66.03
Total	99	$80,988,789.69	100.00%

(1)	As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the mortgage loans in loan group 2 was approximately 754.
(2)
The FICO Credit Scores referenced in this table with respect to substantially all of the mortgage loans in loan group 2 were obtained from one or more credit reporting agencies in connection with the origination of such mortgage loan.

Documentation Programs

Type of Programs	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Full/Alternative	43	$39,169,614.85	48.36%	910,921.28	6.404	174	747	64.51
Preferred	56	41,819,174.84	51.64	746,770.98	6.385	178	760	65.41
Total	99	$80,988,789.69	100.00%

Original Loan-to-Value Ratios(1)(2)

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 and Below	14	$11,918,793.14	14.72%	851,342.37	6.248	179	756	38.68
50.01 – 55.00	6	5,483,417.13	6.77	913,902.86	6.440	178	746	52.52
55.01 – 60.00	12	11,323,836.57	13.98	943,653.05	6.459	177	739	58.19
60.01 – 65.00	9	7,796,758.59	9.63	866,306.51	6.389	169	748	63.23
65.01 – 70.00	10	11,274,957.07	13.92	1,127,495.71	6.391	177	760	67.86
70.01 – 75.00	12	8,762,708.97	10.82	730,225.75	6.426	178	757	73.29
75.01 – 80.00	34	23,881,264.44	29.49	702,390.13	6.380	173	761	79.76
85.01 – 90.00	2	547,053.78	0.68	273,526.89	8.026	177	669	89.97
Total	99	$80,988,789.69	100.00%
________
(1)	As of the cut-off date, the weighted average original Loan-to-Value Ratio of the mortgage loans in loan group 2 was approximately 64.98%.
(2)
Does not take into account any secondary financing on the mortgage loans that may exist at the time of origination. See the definition of Loan-to-Value Ratio under the heading “The Mortgage Pool” in this prospectus supplement.

Original Combined Loan-to-Value Ratios(1)(2)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 and Below	14	$11,918,793.14	14.72%	851,342.37	6.248	179	756	38.68
50.01 – 55.00	6	5,483,417.13	6.77	913,902.86	6.440	178	746	52.52
55.01 – 60.00	10	8,684,581.68	10.72	868,458.17	6.552	177	747	57.86
60.01 – 65.00	9	9,719,981.27	12.00	1,079,997.92	6.312	171	735	62.42
65.01 – 70.00	10	11,144,699.06	13.76	1,114,469.91	6.419	177	762	67.36
70.01 – 75.00	13	9,008,999.19	11.12	692,999.94	6.414	178	757	72.98
75.01 – 80.00	30	21,106,954.42	26.06	703,565.15	6.353	174	763	79.44
85.01 – 90.00	7	3,921,363.80	4.84	560,194.83	6.737	169	737	81.39
Total	99	$80,988,789.69	100.00%
________
(1)	As of the cut-off date, the weighted average original Combined Loan-to-Value Ratio of the mortgage loans in loan group 2 was approximately 65.71%.
(2)
The original Combined Loan-to-Value Ratios presented in the foregoing table reflect only certain junior lien mortgage loans secured by the related Mortgaged Properties. See the definition of Combined Loan-to-Value Ratio under the heading “The Mortgage Pool” in this prospectus supplement.

Geographic Distribution of Mortgaged Properties(1)

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
California	42	$34,698,676.40	42.84%	826,158.96	6.381	176	757	64.12
Texas	7	5,516,765.85	6.81	788,109.41	6.323	178	776	59.64
New Jersey	5	5,348,393.97	6.60	1,069,678.79	6.210	177	752	73.13
Florida	7	5,290,875.28	6.53	755,839.33	6.367	178	749	56.03
Washington	2	3,614,807.90	4.46	1,807,403.95	6.100	178	708	53.75
Michigan	4	3,302,474.60	4.08	825,618.65	6.490	179	760	74.50
Massachusetts	4	2,707,583.93	3.34	676,895.98	6.540	179	759	74.91
North Carolina	3	2,076,628.50	2.56	692,209.50	6.632	160	750	75.12
Georgia	2	2,002,477.15	2.47	1,001,238.58	6.250	147	702	65.35
New York	3	1,966,636.26	2.43	655,545.42	6.501	179	688	62.82
Maryland	2	1,846,685.52	2.28	923,342.76	6.639	177	738	60.52
Other (less than 2%)	18	12,616,784.33	15.58	700,932.46	6.509	176	768	67.80
Total	99	$80,988,789.69	100.00%
_________
(1)
The Other row in the preceding table includes 13 other states with under 2% concentrations individually. As of the cut-off date, no more than approximately 5.813% of the mortgage loans in loan group 2 were secured by mortgaged properties located in any one postal zip code area.

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Purchase	47	$38,925,613.11	48.06%	828,204.53	6.414	175	768	68.34
Refinance (Rate/Term)	29	24,415,897.54	30.15	841,927.50	6.343	175	752	62.41
Refinance (Cash-Out)	23	17,647,279.04	21.79	767,273.00	6.422	178	726	61.10
Total	99	$80,988,789.69	100.00%

Types of Mortgaged Properties

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Low-rise Condominium	6	$3,440,050.19	4.25%	573,341.70	6.329	169	749	74.73
High-rise Condominium	3	2,010,729.79	2.48	670,243.26	6.336	178	728	69.26
Single Family Residence	62	52,269,727.56	64.54	843,060.12	6.371	176	756	64.39
Planned Unit Development	28	23,268,282.15	28.73	831,010.08	6.462	176	751	64.47
Total	99	$80,988,789.69	100.00%

Occupancy Types(1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Primary Residence	82	$68,096,227.87	84.08%	830,441.80	6.373	177	751	64.71
Secondary Residence	17	12,892,561.82	15.92	758,385.99	6.509	171	771	66.36
Total	99	$80,988,789.69	100.00%
_________
(1)	Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)

Remaining Term to Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)	Weighted Average Original Term to Maturity (Months)
180	28	$22,711,095.00	28.04%	811,110.54	6.341	750	64.64	180
179	14	9,019,983.12	11.14	644,284.51	6.313	765	66.48	180
178	17	12,867,044.47	15.89	756,884.97	6.379	755	59.05	180
177	22	17,432,802.32	21.52	792,400.11	6.567	742	66.28	180
176	9	10,404,036.00	12.85	1,156,004.00	6.389	766	64.35	180
175	3	3,818,827.77	4.72	1,272,942.59	6.320	753	64.74	180
174	1	861,424.08	1.06	861,424.08	5.875	750	80.00	180
172	1	893,948.53	1.10	893,948.53	6.500	785	80.00	180
120	1	639,999.00	0.79	639,999.00	6.250	790	80.00	120
118	1	1,012,627.53	1.25	1,012,627.53	6.250	719	64.06	120
117	1	864,025.13	1.07	864,025.13	6.250	786	80.00	120
110	1	462,976.74	0.57	462,976.74	6.750	793	80.00	180
Total	99	$80,988,789.69	100.00%
_________
(1)	As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 2 was approximately 176 months.

Interest-Only Period at Origination

Interest-Only Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	99	$80,988,789.69	100.00%	818,068.58	6.394	176	754	64.98
Total	99	$80,988,789.69	100.00%

Prepayment Charge Period at Origination

Prepayment Charge Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	99	$80,988,789.69	100.00%	818,068.58	6.394	176	754	64.98
Total	99	$80,988,789.69	100.00%